SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 April 26, 1996

                    ________________________________________


                              THERMO TERRATECH INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                        1-9549                           04-2925807
   (State or other               (Commission                  (I.R.S. Employer
   jurisdiction of               File Number)           Identification Number)
   incorporation or
   organization)


   81 Wyman Street                                                       02254
   Waltham, Massachusetts                                           (Zip Code)
   (Address of principal executive offices)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
PAGE

   Item 5.  Other Events
            ------------

     On April 26, 1996, Thermo TerraTech Inc. (the "Company") issued a press release, attached hereto as Exhibit 99, to announce that it has entered into an agreement to sell at par $100 million principal amount of 4 5/8% subordinated debentures due 2003 (the "Debentures"). The Debentures will be convertible into shares of the Company's common stock at an initial conversion price of $15.90. The Company also granted to the managers of the offering an over-allotment option to purchase an additional $15 million principal amount of the Debentures, which option has been exercised.

   Item 7.  Financial Statements, Pro Forma Combined Condensed Financial
            ------------------------------------------------------------
            Information and Exhibits
            ------------------------

            (a) Financial Statements of Business Acquired: not applicable.

            (b) Pro Forma Combined Condensed Financial Information: not
                applicable.

            (c) Exhibits

                99    Press Release of the Registrant, dated April 26, 1996.



                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 3rd day of May, 1996.



                                             THERMO TERRATECH INC.


                                             By: /s/John P. Appleton
                                                 John P. Appleton
                                                 President and Chief
                                                 Executive Officer